EXHIBIT 99.1


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Certain matters discussed in these materials are forward-looking statements within the meaning of the federal securities laws. Although we believe that the expectations reflected in such forward-looking statements, including the future operating performance of HQ Global Workplaces, are based upon reasonable assumptions, we can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from our expectations include negative changes in the executive office suites industry, changes in the market valuation or growth rate of comparable companies in the office suites industry, a downturn in general economic conditions, increases in interest rates, a lack of capital availability, competition, reduced demand or decreases in rental rates for executive office suites and other real estate-related risks such as the timely completion of projects under development, our dependence upon our key personnel and the key personnel of our partner companies and other risks detailed in our reports and other filings made with the Securities and Exchange Commission.


Explanatory Note:

The HQ Global Holdings, Inc. ("HQ") pro forma Revenue, pro forma Business Center Operating Income ("BCOI") and pro forma EBITDA, present such information as if the merger of VANTAS Incorporated ("VANTAS") and HQ Global Workplaces, Inc. took place on January 1, 1999 and does not include pro forma adjustments related to certain other events, including business center acquisitions by VANTAS and HQ.


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                                   ADDENDUM

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Explanatory Note:

The HQ Global Holdings, Inc. ("HQ") pro forma Revenue, pro forma Business Center Operating Income ("BCOI") and pro forma EBITDA, present such information as if the merger of VANTAS Incorporated ("VANTAS") and HQ Global Workplaces, Inc. took place on January 1, 1999 and does not include pro forma adjustments related to certain other events, including business center acquisitions by VANTAS and HQ.



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